UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2017

Horizon Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-10792	35-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Franklin Square, Michigan City, Indiana		46360
(Address of Principal Executive Offices)		(Zip Code)

(219) 879-0211
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.01 Completion of Acquisition or Disposition of Assets
On October 17, 2017, Horizon Bancorp (“Horizon”) completed its previously announced acquisition of Wolverine Bancorp, Inc., a Maryland corporation (“Wolverine”), pursuant to an Agreement and Plan of Merger dated June 13, 2017 (the “Merger Agreement”) between Horizon and Wolverine.  The shareholders of Wolverine approved the Merger Agreement at a special shareholder meeting on October 3, 2017. Pursuant to the Merger Agreement, Wolverine merged with and into Horizon, with Horizon surviving the merger (the “Merger”), and Wolverine Bank, a federal savings bank and the wholly-owned banking subsidiary of Wolverine (“Wolverine Bank”), merged with and into Horizon Bank, an Indiana state-chartered bank and the wholly-owned banking subsidiary of Horizon (“Horizon Bank”), with Horizon Bank as the surviving bank.
Under the terms of the Merger Agreement, shareholders of Wolverine received $14.00 per share in cash and 1.0152 shares of Horizon common stock for each share of Wolverine’s common stock. No fractional shares of Horizon common stock were issued in the Merger but instead were paid at the rate of $28.49 per share. At the effective time of the Merger, each option to purchase Wolverine common stock was canceled and converted into the right to receive an amount in cash equal to $40.00 minus the option exercise price. Additionally, each restricted stock award that was outstanding at the effective time of the Merger vested in full and became entitled to receive the merger consideration.
In connection with consummation of the Merger, Horizon issued 2,173,537 shares of its common stock. Based upon the October 16, 2017 closing price of $29.06 per share of Horizon common stock, the transaction has an implied valuation of approximately $95.7 million.
Each outstanding share of Horizon common stock remained outstanding and was not changed by the Merger.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Horizon with the Securities and Exchange Commission (“SEC”) on June 14, 2017 and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, effective as of the closing of the Merger, Eric P. Blackhurst, a former member of the board of directors of Wolverine, was appointed to the board of directors of Horizon and Horizon Bank. Mr. Blackhurst will serve as a director of Horizon for a term expiring at Horizon’s 2019 annual meeting of shareholders. Thereafter, pursuant to the Merger Agreement, Horizon will cause him to be nominated and recommended for election by Horizon’s shareholders at the next election of directors as long as he continues to be eligible and qualified to serve as a director.
Mr. Blackhurst, age 56, is Assistant General Counsel, Corporate and Financial Law, of The Dow Chemical Company, a global material science company with 2016 annual sales of $48 billion and headquartered in Midland, Michigan. Mr. Blackhurst has held his current position since 2015; was the Assistant General Counsel, Chemicals and Energy, Performance Products and Systems from 2009-2014; and has held positions of increasing importance with Dow since 1990.

Mr. Blackhurst has served as a member of the board of directors of both Wolverine and Wolverine Bank since 2009.
Mr. Blackhurst will be entitled to receive the standard director compensation previously established by the Compensation Committee of Horizon’s board of directors and generally offered to other non-employee directors, as further described in the proxy statement of Horizon filed with the SEC on March 17, 2017. Other than being eligible to receive such director compensation, Mr. Blackhurst did not enter into any material plan, contract, or arrangement in connection with his appointment as a director. Mr. Blackhurst is not a party to any transaction with Horizon that would require disclosure under Item 404(a) of SEC Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On October 17, 2017, Horizon issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired
The financial statements required by this item are incorporated herein by reference to Wolverine’s consolidated financial statements and related notes thereto for the years ended December 31, 2016 and 2015, and the Report of Independent Registered Public Accounting Firm relating to those financial statements, and in Wolverine’s consolidated financial statements and related notes thereto for the three and six months ended June 30, 2017, which are incorporated by reference into the proxy statement/prospectus of Horizon and Wolverine dated August 29, 2017, filed by Horizon with the SEC pursuant to Securities Act Rule 424(b)(3) (Registration No. 333-220006) on September 1, 2017.
(b) Pro Forma Financial Information. N/A
(c) Shell Company Transactions. N/A

(d) Exhibits
Exhibit No.	Description
2.1
Agreement and Plan of Merger dated June 13, 2017, between Horizon Bancorp and Wolverine Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed by the registrant on June 14, 2017)

99.1	Press release issued on October 17, 2017

Forward Looking Statements
 This Current Report and the presentation materials may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon. For these statements, Horizon claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in the presentation materials should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the SEC. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.
Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other SEC, including those described in Horizon’s Annual Report on Form 10-K. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: October 17, 2017	Horizon Bancorp

	By:	/s/ Mark E. Secor
Mark E. Secor, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
2.1
Agreement and Plan of Merger dated June 13, 2017, between Horizon Bancorp and Wolverine Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed by the registrant on June 14, 2017)

99.1	Press release issued on October 17, 2017